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                                                                    Exhibit 10.2

                               CAMINUS CORPORATION

                            1999 STOCK INCENTIVE PLAN

1.       Purpose

         The purpose of this 1999 Stock Incentive Plan (the "Plan") of Caminus Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.       Eligibility

         All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant."

3.       Administration, Delegation

         (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board

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may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

         (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.       Stock Available for Awards

         (a) Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 502,312 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) Per-Participant Limit. Subject to adjustment under Section 8, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 450,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.       Stock Options

         (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option."

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         (b) Incentive Stock Options. An Option that the Board intends to be an
"incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

         (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                  (1) in cash or by check, payable to the order of the Company;

                  (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                  (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

                  (4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined

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by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

                  (5) by any combination of the above permitted forms of payment.

6.       Restricted Stock

         (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       Other Stock-Based Awards

         The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

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8.       Adjustments for Changes in Common Stock and Certain Other Events

         (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

         (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice (including electronic notice) to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

         (c) Acquisition Events

                  (1) Definition. An "Acquisition Event" shall mean: (a) any merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 60% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (b) any sale of all or substantially all of the assets of the Company; (c) the complete liquidation of the Company; or (d) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing 60% or more of the combined voting power of the Company's then outstanding securities (other than through an acquisition of securities directly from the Company) by any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any entity owned directly or

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indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company

                  (2) Consequences of an Acquisition Event on Options. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                  Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice (including electronic notice) to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

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                  (3) Consequences of an Acquisition Event on Restricted Stock
Awards. Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall be assumed or substituted by and shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                  (4) Consequences of an Acquisition Event on Other Awards. The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

                  (5) Consequences of Certain Terminations After an Acquisition Event. Each Option, Restricted Stock Award or other Award assumed or substituted pursuant to this Section 8(c) shall include a provision to the effect that such Option, Restricted Stock Award or other Award shall become immediately exercisable (or vested) in full if, on or prior to the first anniversary of the Acquisition Event, the Participant terminates his or her employment for Good Reason or is terminated without Cause by the surviving or acquiring corporation. "Good Reason" shall mean any significant diminution in the Participant's title, authority or responsibilities from and after such Acquisition Event or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event. "Cause" shall mean any willful misconduct by the Participant which affects the business reputation of the Company or willful failure by the Participant to perform his or her material responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company). The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

9.       Non-Competition

         (a) Non-Competition. As a condition to the issuance of Awards and shares of Common Stock issuable upon exercise of Awards (together with the Awards, "Securities") pursuant to the Plan, and as a means reasonably designed to protect the intellectual property, confidential and proprietary information of the Company, as long as the Participant owns Securities, the Participant will not, without the prior written consent of the Company based upon approval from the Board (or any successor entity of the Company), anywhere in the world, directly or indirectly, engage in, assist (financially or otherwise), associate with, or perform services (other than on behalf of the Company or any of its affiliates) in the Company Business, including, without limitation, whether such engagement, assistance, association or performance is as an

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individual, principal, officer, director, proprietor, employee, partner, stockholder or other investor (other than as a holder of less than five percent (5%) of the outstanding capital stock of a publicly traded corporation), creditor, guarantor, consultant, advisor, agent, sales representative or other participant, or otherwise permit his name to be used or employed with any such business. "Company Business" shall mean the business of the Company, including, without limitation, the business of developing, licensing, installing and maintaining commodities trading and risk management software and providing consulting and support services substantially related to such software activities to the foreign exchange, natural gas, crude oil, refined products and electric power industries.

         (b) Non-Interference. As long as a Participant owns Securities, no Participant shall, without the prior written consent of the Company, directly, indirectly or as an agent on behalf of or in conjunction with any person, firm, partnership, corporation or other entity, (a) hire, solicit, encourage the resignation of, or in any other manner seek to engage or employ any person who is then, or within the prior twelve (12) months has been, an employee of the Company or its affiliates, whether or not for compensation and whether as an officer, covenantor, consultant, advisor, independent sales representative, independent contractor or participant, or (b) except as may be appropriate to perform such Participant's employment duties for the Company, contact, solicit, service or otherwise have any dealings related to Company Business with any person or entity with whom the Company or its affiliates has a former, current or prospective business relationship or who is or was at any time during his employment with the Company (including any predecessor or successor entity) a customer or client of the Company or its affiliates, or a prospective customer or client to which the Company or its affiliates has made a written or oral business proposal.

         (c) Effect of Violation. In the event of a violation by a Participant of the provisions of this Section 9, then all Options held by such Participant shall be immediately null and void and non-exercisable, and the Company shall have the right, at any time after such event, to repurchase any shares of Common Stock issued in connection with Option exercises or other Awards ("Award Shares") owned by such Participant for an amount equal to the lesser of (i) the Fair Market Value of the Award Shares repurchased as of the date of such violation, and (ii) the price paid by the Participant for such Award Shares.

10.      General Provisions Applicable to Awards

         (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the

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life of the Participant, shall be exercisable only by the Participant.
References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine, it being understood that an electronic form of Award shall be deemed to be a written instrument for purposes of the Plan. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

         (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

         (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the

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Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (h) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

11.      Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten

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years from the earlier of (i) the date on which the Plan was adopted by the
Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders as required by
Section 162(m) (including the vote required under Section 162(m)).

         (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.


                                              Approved by the Board of Directors
                                              on September 30, 1999

                                              Approved by the Stockholders
                                              on September 30, 1999

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                               CAMINUS CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT
                     GRANTED UNDER 1999 STOCK INCENTIVE PLAN

1.       Grant of Option.

         This agreement evidences the grant by Caminus Corporation, a Delaware corporation (the "Company"), on [____________, _____] (the "Grant Date") to [_______________], an employee of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the
Company's 1999 Stock Incentive Plan (the "Plan"), a total of [     ] shares (the
"Shares") of common stock, $0.01 par value per share, of the Company ("Common
Stock") at $[     ] per Share. Unless earlier terminated, this option shall
expire on [_______] (the "Final Exercise Date").

         It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.       Vesting Schedule.

         This option will become exercisable ("vest") as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to 75% of the original number of Shares in 36 equal monthly installments on the same day of the month as the Grant Date commencing in the 13th month following the Grant Date.

         The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

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3.       Exercise of Option.

         (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

         (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

         (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate 30 days after such cessation (but in no event after the Final Exercise Date), provided, that, this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of the Plan or any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

         (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of six months following the date of death or disability of the Participant by the Participant, provided, that, this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

         (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean, with respect to any Participant who has entered into an employment or consulting agreement with the Company, a material breach of such agreement by the

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Participant, or if such agreement provides for termination for cause, the definition of "cause" set forth in such agreement. With respect to any other Participant, "cause" shall mean (i) conviction or pleading guilty (including a plea of nolo contendere) with respect to the commission of a felony, (ii) acts of dishonesty or moral turpitude which are materially detrimental to the Company and/or its affiliates as determined in good faith by the Board, (iii) failure of the Participant to obey the reasonable and lawful orders of the Board or the chief executive officer of the Company after written demand that the Participant do so, (iv) gross negligence by the Participant in the performance of, or wilful disregard by the Participant of, the Participant's obligations to the Company, or (v) the breach by the Participant of any of the Participant's obligations of confidentiality with respect to the Company. The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.       Withholding.

         No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.       Nontransferability of Option.

         This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.       Disqualifying Disposition.

         If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

7. Provisions of the Plan.

         This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

         IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                              CAMINUS CORPORATION


Dated: ___________________________________    By:_______________________________
                                              Name:
                                              Title:

                            PARTICIPANT'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Stock Incentive Plan.

                                        PARTICIPANT:



                                        ________________________________________
                                        Print Name:

                                        Address:  ______________________________

                                                  ______________________________

                               CAMINUS CORPORATION

                       NONSTATUTORY STOCK OPTION AGREEMENT
                     GRANTED UNDER 1999 STOCK INCENTIVE PLAN

1.       Grant of Option.

         This agreement evidences the grant by Caminus Corporation, a Delaware corporation (the "Company"), on [______________ , _____] (the "Grant Date") to [________________], an [employee], [consultant], [director] of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1999 Stock Incentive Plan (the "Plan"), a
total of [     ] shares (the "Shares") of common stock, $0.01 par value per
share, of the Company ("Common Stock") at $[     ] per Share. Unless earlier
terminated, this option shall expire on [_______] (the "Final Exercise Date").

         It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.       Vesting Schedule.

         This option will become exercisable ("vest") as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to 75% of the original number of Shares in 36 equal monthly installments on the same day of the month as the Grant Date commencing in the 13th month following the Grant Date.

         The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.       Exercise of Option.

         (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

         (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

         (c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate 30 days after such cessation (but in no event after the Final Exercise Date), provided, that, this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of the Plan or any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

         (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of six months following the date of death or disability of the Participant, by the Participant, provided, that, this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

         (e) Discharge for Cause. If the Participant, prior to the Final Exercise Date, is discharged by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean, with respect to any Participant who has entered into an employment or consulting agreement with the Company, a material breach of such agreement by the

Participant, or if such agreement provides for termination for cause, the definition of "cause" set forth in such agreement. With respect to any other Participant, "cause" shall mean (i) conviction or pleading guilty (including a plea of nolo contendere) with respect to the commission of a felony, (ii) acts of dishonesty or moral turpitude which are materially detrimental to the Company and/or its affiliates as determined in good faith by the Board, (iii) failure of the Participant to obey the reasonable and lawful orders of the Board or the chief executive officer of the Company after written demand that the Participant do so, (iv) gross negligence by the Participant in the performance of, or wilful disregard by the Participant of, the Participant's obligations to the Company, or (v) the breach by the Participant of any of the Participant's obligations of confidentiality with respect to the Company. The Participant shall be considered to have been discharged for "cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

4.       Withholding.

         No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.       Nontransferability of Option.

         This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6. Provisions of the Plan.

         This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

         IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                        CAMINUS CORPORATION



Dated: ________________________         By: ____________________________________
                                            Name:
                                            Title:

                            PARTICIPANT'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1999 Stock Incentive Plan.

                                        PARTICIPANT:



                                        ________________________________________
                                        Print Name:

                                        Address:  ______________________________

                                                  ______________________________